SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 18, 2021

BANK OF THE JAMES FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-35402	20-0500300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

828 Main Street, Lynchburg, VA		24504
(Address of principal executive offices)		(Zip Code)

(434) 846-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $2.14 par value	BOTJ	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders

(a) On May 18, 2021, Bank of the James Financial Group, Inc. (the “Company”) held its Annual Meeting of Shareholders for which the board of directors solicited proxies.

(b) As of March 23, 2021, the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, there were 4,234,836 shares of common stock outstanding and eligible to vote. 3,447,075 shares, or approximately 79.70% of the outstanding shares, were represented at the meeting in person or by proxy.

At the Annual Meeting, the shareholders of the Company voted on the following matters as described in the Company’s Proxy Statement dated April 10, 2021.

Proposal No. 1. The Company’s shareholders elected four (4) Group Three directors to serve on the board of directors for a three-year term to expire at the Company’s 2024 annual meeting of shareholders, as set forth below:

Name	Group	Votes For	Withheld Votes	Broker Non-Votes
Lewis C. Addison	Three	2,335,689	331,251	780,135
John R. Alford, Jr.	Three	2,553,066	113,874	780,135
William C. Bryant III	Three	2,531,566	135,374	780,135
J. Todd Scruggs	Three	2,533,965	132,975	780,135

Proposal No. 2. The Company’s shareholders ratified the appointment of Yount, Hyde & Barbour, P.C., of Winchester, Virginia, as the Company’s independent registered public accounting firm for the year ending December 31, 2021, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,437,214	4,712	5,149	—

Proposal No. 3. The Company’s shareholders approved the non-binding, advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the Proxy Statement pursuant to the compensation disclosure rules of the SEC, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,380,178	246,186	40,576	780,135

The voting results for each proposal are the final voting results.

(c) Not applicable.

(d) Not applicable

Item 8.01 — Other Events

On May 20, 2021, Bank of the James Financial Group, Inc. issued a press release announcing that, as previously reported in the Current Report on Form 8-K filed with the SEC on May 18, 2021, it had declared a 10% stock dividend payable on or about July 9, 2021 to shareholders of record as of the close of business on June 25, 2021. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 — Financial Statements and Exhibits

(a) Financial statements of businesses acquired – not applicable

(b) Pro forma financial information – not applicable

(c) Shell company transactions – not applicable

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Bank of the James Financial Group, Inc. Press Release dated May 20, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2021	BANK OF THE JAMES FINANCIAL GROUP, INC.

	By	/s/ J. Todd Scruggs
J. Todd Scruggs
Secretary-Treasurer

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